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                                                                    EXHIBIT 23.4





The Board of Directors
Healthdyne, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.





                                             /s/ KPMG PEAT MARWICK LLP




Atlanta, Georgia
February 7, 1996